SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)        MAY 12, 2000
                                                --------------------------------

               1ST MIRACLE GROUP, INC., F/K/A K-9 PROTECTION, INC.
               ---------------------------------------------------
              Exact name of Registrant as specified in its Charter)


                                     NEVADA
                                     -------
                 (State of other jurisdiction of incorporation)


      0-27007                                     88-047481
-------------------                     --------------------------------
Commission File No.                      I.R.S. Employer Identification



8730 SUNSET BOULEVARD, PENTHOUSE EAST
     WEST HOLLYWOOD, CALIFORNIA                                90069
---------------------------------------                 ------------------------
Address of principal executive offices                        Zip Code


(310) 360-7490
------------------------------
Registrant's telephone number,
including area code


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  (a) The Registrant ("Company") on May 12, 2000, by the resolution of its Board of Directors, resolved to dismiss the auditing firm of Berg & Co. LLP ("Berg"). Berg's report on the Company's financial statement for the fiscal year ended April 30, 1999 contained an improper qualification. The Company disagreed with the qualification in the Berg audited report and engaged Goldstein and Morris Certified Public Accountants, ("Goldstein and Morris") P.C. as special consultants to review the Berg qualification. Goldstein & Morris as special consultants advised the Company that in accordance with SAS No. 58 (AU
508), a qualified opinion should be rendered only when there is a scope limitation, departure from generally accepted accounting principals or going concern issue. The special consultants further advised that a qualified opinion should not be issued when there is an uncertainty or contingency not determinable, as long as the uncertainty or contingency was not due to a scope limitation. As such, the Company contends that the except for paragraph contained in the auditor's report for fiscal year ended April 30, 1999 is not appropriate. Annexed hereto and made a part of this report is a copy of the special consultant's report transmitted to Berg by the Company concerning the findings that the qualification is not appropriate.
         The Company's former accountant has not advised the Company that there is any issue with respect to the Company's internal controls or that there is a need to develop more reliable financial statements. Additionally, the Company's former accountant has not advised the Company that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that the former accountant would be unwilling to be associated with the financial statement prepared by management. The Company's former accountant has not advised the Company of the need to significantly expand the scope of its audit, or that information had come to the former accountant's attention for the preceding two most recently completed fiscal years and through May 12, 2000 that would materially impact fairness and reliability of previously issued audit reports or underlying financial statements or the financial statements issued or to be issued.


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         A copy of the 8-K Report filed May 17, 2000 and the within 8-K/A Report have been provided to Berg & Co. LLP and to Goldstein & Morris Certified Public Accountants, P.C. prior to or contemporaneously with the filing of the respective reports. The Company has requested its former accountant to furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in the respective 8-K reports. No letter has been furnished by the former accountants as of the filing of this report.
                  (b) The Board of Directors of the Company elected to retain Goldstein & Morris as the Company's regular auditors as of May 16, 2000 to re-audit the fiscal year ended April 30, 1999 to issue their report as well as to audit the Company's financial statements for the fiscal year ended April 30, 2000. The Company's former auditors have conferred with Goldstein & Morris and have turned over work papers to assist Goldstein & Morris in its re-audit of fiscal year 1999 and its fiscal year 2000 audit.

                                    EXHIBITS

         16.1     Copy of Goldstein and Morris findings letter to the Company.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            West Hollywood, CA
                  June 19, 2000

                            1ST MIRACLE GROUP, INC.,
                            F/K/A K-9 PROTECTION, INC.
                            --------------------------
                            (Registrant)


                           /S/ CLIFFORD D. BRUNE
                           ------------------------
                           CLIFFORD D. BRUNE
                           Chief Financial Officer


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